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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 16, 2001




                               MB FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)




     Maryland                         0-24566-01                 36-4460265
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
  of incorporation)                                         Identification No.)





801 West Madison Street, Chicago, Illinois                        60607
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (773) 645-7866
                                                           --------------


                                       N/A
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          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant.

     On November 6, 2001, each of MB Financial, Inc., a Delaware corporation ("MB Financial"), and MidCity Financial Corporation, a Delaware corporation ("MidCity Financial"), were merged with and into MB-MidCity, Inc., a Maryland corporation (the "New Company"), with the New Company as the surviving company and renamed MB Financial, Inc. upon completion of the merger. The consummation of the merger was reported in the Current Report on Form 8-K filed by the New Company on November 21, 2001.

     Prior to the merger, McGladrey & Pullen LLP served as the independent accountants for MB Financial and KPMG LLP served as the independent accountants for MidCity Financial. On November 16, 2001, the New Company decided to engage KPMG LLP as the principal accountants to audit the New Company's financial statements. This decision was approved by the audit committee of the New Company's Board of Directors. Both KPMG LLP and McGladrey & Pullen LLP were advised of this decision on November 16, 2001.

     The audit reports of McGladrey & Pullen LLP on MB Financial's consolidated financial statements as of and for the years ended December 31, 2000 and 1999, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During MB Financial's fiscal years ended December 31, 2000 and 1999, and from January 1, 2001 through November 16, 2001, there were no disagreements with McGladrey & Pullen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

     The New Company requested that McGladrey & Pullen LLP furnish the New Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether they agree with the statements in this Item 4, and if not, stating the respects in which they do not agree. This letter is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

         16       Letter of McGladrey & Pullen LLP dated November 26, 2001.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               MB FINANCIAL, INC.




Date: November 26, 2001                By: /s/ Jill E. York
                                           --------------------
                                           Jill E. York, Vice President,
                                           Treasurer and Chief
                                           Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                Description
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     16                    Letter of McGladrey & Pullen LLP